                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income and Government Money Market Portfolios. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.

                             FIXED INCOME PORTFOLIO

                            GOVERNMENT MONEY MARKET
                                   PORTFOLIO

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008
                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                               TABLE OF CONTENTS

FIXED INCOME PORTFOLIO
      Period Overview..........................................................          3
      Schedule of Investments..................................................          7

GOVERNMENT MONEY MARKET PORTFOLIO
      Period Overview..........................................................         10
      Schedule of Investments..................................................         11

YEAR 2000 UPDATE...............................................................         12

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one, five, and ten year periods ended December 31, 1998.

                   VALUE OF        VALUE OF         VALUE OF
                    INITIAL       CUMULATIVE       CUMULATIVE      TOTAL      ANNUAL
                    $10,000      CAPITAL GAIN      REINVESTED    VALUE OF    RATE OF
  PERIOD ENDED    INVESTMENT     DISTRIBUTIONS      DIVIDENDS     SHARES      RETURN
----------------  -----------  -----------------  -------------  ---------  ----------
Dec. 23, 1988      $  10,000              --               --    $  10,000          --
Dec. 31, 1988          9,939              --               68       10,007          --
Dec. 31, 1989         10,020              --              900       10,920         9.1%
Dec. 31, 1990         10,232              12            1,661       11,905         9.0
Dec. 31, 1991         10,625              13            2,597       13,235        11.4
Dec. 31, 1992         10,557              13            3,396       13,966         5.5
Dec. 31, 1993         10,820              14            4,258       15,092         8.1
Dec. 31, 1994          9,961              13            4,763       14,737        -2.4
Dec. 31, 1995         10,847              14            6,199       17,060        15.8
Dec. 31, 1996         10,637              13            7,158       17,808         4.4
Dec. 31, 1997         10,916              14            8,419       19,349         8.6
Dec. 31, 1998         10,989              14            9,653       20,656         6.8

The portfolio's average annual total return for the one, five and ten year periods ended December 31, 1998, was 6.8%, 6.5% and 7.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $9,273. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      DECEMBER 31, 1998 - QUARTERLY REPORT

                                                                 January 9, 1999

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the fourth quarter of 1998 was 0.3%, bringing our total return for the year to 6.8%. This represents a combination of approximately 6.0% from net investment income (after deduction fees and expenses) and 0.8% from (unrealized) appreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund.

                                                                     1 YEAR       5 YEARS
                                                                   -----------  -----------
FIXED INCOME PORTFOLIO                                                    6.8%         6.5%
Average Intermediate Investment
 Grade Fixed Income Fund*                                                 7.3%         6.4%

      *Source: Lipper Analytical Services

OVERVIEW

      Investor fears of an economic Armageddon eased in the fourth quarter after the Federal Reserve lowered interest rates three times in as many months. The corporate bond market, which was virtually shut down in September due to escalating risk aversion, rebounded somewhat after the Fed's actions. However, this was still a year in which returns on fixed income investments varied widely. Treasury interest rates declined across the entire maturity spectrum, providing gains for these "safe" securities. But junk (now called "high yield" for diplomatic reasons) bond yields surged, causing prices to decline as investors shunned these higher risk securities. According to Lipper Inc., the AVERAGE taxable bond fund produced a total return of +5.6% for 1998 while junk bond funds FELL 0.5%.

      The U.S. economy seems to have come through the most recent Asian and emerging markets crisis unscathed, growing at a surprising 4-plus percent pace in the fourth quarter. A weak manufacturing sector was more than offset by continued strength in the construction and service sectors. Our juggernaut economy, finishing its eighth year of expansion, continues to create jobs, lending strength to both the housing and consumer spending markets.

      With domestic inflation low and the condition of many foreign economies fragile (with Brazil the most recent addition to the list), the Federal Reserve will likely grapple with the same issues in 1999 as they did last year. They will need to balance domestic economic strength against the possibility of another round of trouble abroad that could disrupt our economy. In September, Alan Greenspan said the United States couldn't remain an "oasis of prosperity unaffected by a world that is experiencing greatly increased stress". To the extent that this "stress" does not go away, we would expect 1999 to be another year of surprises and volatility for bond investors.

PORTFOLIO REVIEW

      All in all, 1999 was a good year for the Fixed Income Portfolio. Quality was rewarded in 1998, and our portfolio remains concentrated in government agency securities (44% as of year-end). Our strategy is to produce reasonable returns over time without exposing the portfolio to excessive credit or interest rate risks. By investing in short to intermediate-term bonds, we will continue to earn most of the "coupon" returns of longer-term bonds with LOWER overall interest rate risk.

      We continue to search for investments that have favorable risk/reward characteristics. The disruption in the credit markets during the fourth quarter provided us the opportunity to add Redwood Trust 9.74% convertible preferred to our portfolio. Redwood is a $4 billion mortgage real estate investment trust (whose common stock we own in the equity funds). Its business was depressed last year because of high prepayments of mortgages, but the company had insulated its balance sheet from the worst of the effects of the liquidity crisis experienced last fall. We believe Redwood has a solid business with good management and that the preferred stock should deliver secure income over time. The Redwood preferred provides an 11.6% current yield and an up-side potential should its common stock price improve.

      The following table shows a profile of our portfolio as of December 31:

Average Maturity                                                 6.9 years
Average Duration                                                 2.9 years
Average Coupon                                                   7.0%
30-Day SEC Yield at 12-31-98                                     5.3%
Average Rating                                                   AA

SHAREHOLDER MEETING -- WEDNESDAY, MAY 26, 1999

      Please plan to join us at the Omaha Marriott Hotel at 4:30 p.m. on May 26. At this time, it appears that we will not need to have a formal business meeting, so we will be able to get right to a discussion of our investments and a question and answer period with the portfolio managers. In the meantime, if you have questions about your account, please feel free to call Client Services.

      If you have any questions about any of our investments or strategy, please call either of us any time.

Best regards,

/S/ WALLACE R. WEITZ                      /S/ THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                       COST         VALUE
---------  -----------                                                                   ------------  ------------
                        CORPORATE BONDS -- 23.6%
A          $   500,000  Lehman Brothers Holdings Notes 7.625% 7/15/99                    $    500,046  $    503,681
A              500,000  Salomon, Inc. Sr. Notes 7.125% 8/01/99                                500,000       504,722
A              500,000  Phillip Morris Notes 7.125% 8/15/02                                   500,000       524,662
BBB            500,000  Tenneco, Inc. Notes 8.075% 10/01/02                                   498,792       534,159
               750,000  Superior Financial Corp. Sr. Notes 8.65% 4/01/03                      750,000       762,514
A+              48,000  Homeside, Inc. 11.25% 5/15/03                                          48,000        56,400
Ba3            500,000  USA Networks, Inc. 7.0% 7/01/03                                       487,611       498,125
               250,000  Local Financial Corp. 11.0% 9/08/04                                   250,000       253,750
BBB          1,000,000  ConAgra, Inc. Sub. Notes 7.4% 9/15/04                               1,000,000     1,075,430
BB-            750,000  Century Communications Sr. Notes 9.5% 3/1/05                          803,644       836,250
A              600,000  General Motors Acceptance Corp. Debs. 6.625% 10/15/05                 597,534       633,643
BBB-           500,000  Dime Savings 10.5% 11/15/05                                           519,824       527,500
BB+            375,000  CalEnergy Sr. Notes 9.5% 9/15/06                                      403,320       409,688
BBB            500,000  Harcourt General 6.5% 5/15/11                                         485,265       477,500
AA-          1,000,000  Merrill Lynch 7.15% 7/30/12                                         1,000,000     1,040,941
AAA              1,000  Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                            1,045         1,052
                                                                                         ------------  ------------
                                Total Corporate Bonds                                       8,345,081     8,640,017
                                                                                         ------------  ------------

                        MORTGAGE-BACKED SECURITIES -- 22.3%
AAA             16,983  Fannie Mae 11.0% 1/01/01 (Avg. Life 0.9 years)                         17,184        17,638
AAA             42,786  Freddie Mac 9.5% 9/01/03 (Avg. Life 1.8 years)                         42,787        45,154
AAA            500,000  Fannie Mae REMIC Planned Amortization Class 7.5%                      495,961       508,867
                         4/25/19 (Avg. Life 2.1 years)
AAA            500,000  Fannie Mae REMIC Planned Amortization Class 6.5%                      486,609       502,282
                         10/25/18 (Avg. Life 2.8 years)
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0%                   1,003,522     1,014,627
                         8/15/20 (Avg. Life 3.1 years)
AAA            500,000  Freddie Mac REMIC Planned Amortization Class 6.65%                    490,839       503,673
                         9/15/21 (Avg. Life 3.3 years)
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 6.75%                    992,194     1,009,807
                         12/15/21 (Avg. Life 4.4 years)
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0%                     976,650     1,019,458
                         4/15/21 (Avg. Life 4.6 years)
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0%                   1,019,465     1,020,618
                         8/15/21 (Avg. Life 5.0 years)
AAA            500,000  Freddie Mac REMIC Planned Amortization Class 7.0%                     495,561       506,860
                         7/15/21 (Avg. Life 5.0 years)
AAA          1,000,000  Freddie Mac REMIC Planned Amortization Class 7.0%                   1,003,656     1,020,803
                         9/15/09 (Avg. Life 5.3 years)
AAA            963,067  Fannie Mae 6.5% 6/01/18 (Avg. Life 5.6 years)                         961,902       974,200
                                                                                         ------------  ------------
                                Total Mortgage-Backed Securities                            7,986,330     8,143,987
                                                                                         ------------  ------------

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING    FACE AMOUNT                                                                       COST         VALUE
---------  -----------                                                                   ------------  ------------
                        TAXABLE MUNICIPAL BONDS -- 3.5%
AAA        $   325,000  Baltimore Maryland 7.25% 10/15/05                                $    329,260  $    357,594
AAA            500,000  Stratford Connecticut 6.55% 2/15/13                                   500,000       521,455
AAA            155,000  Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                                 155,000       155,775
AAA            240,000  Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                                240,000       241,200
                                                                                         ------------  ------------
                                Total Taxable Municipal Bonds                               1,224,260     1,276,024
                                                                                         ------------  ------------

                        U.S. GOVERNMENT AND AGENCY
                         SECURITIES -- 43.8%
AAA             99,960  U.S. Treasury Zero Coupon Receipts 2/15/99                             97,650        99,418
AAA          2,000,000  Fannie Mae 5.75% 4/15/03                                            1,993,993     2,056,244
AAA          2,000,000  Federal Home Loan Bank 5.125% 9/15/03                               2,000,000     1,997,670
AAA          2,500,000  Fannie Mae 7.55% 6/10/04                                            2,500,000     2,526,842
AAA            100,000  U.S. Treasury Note 8.25% 5/15/05                                      103,307       104,594
AAA          1,000,000  Freddie Mac 7.09% 6/01/05                                           1,001,048     1,025,312
AAA          1,000,000  Fannie Mae 7.27% 8/24/05                                            1,000,655     1,036,178
AAA          2,000,000  Federal Home Loan Bank 6.04% 9/08/05                                2,000,000     2,009,618
AAA            500,000  Federal Home Loan Bank 6.44% 11/28/05                                 500,541       535,129
AAA          1,000,000  Fannie Mae 6.64% 2/02/06                                            1,000,000     1,001,013
AAA            500,000  Freddie Mac 6.407% 2/22/06                                            497,324       508,838
AAA          1,000,000  Fannie Mae 7.15% 10/11/06                                             987,136     1,048,956
AAA          1,000,000  Fannie Mae 6.56% 11/26/07                                           1,000,000     1,034,154
AAA          1,000,000  Fannie Mae 6.50% 3/19/08                                              992,348     1,023,221
                                                                                         ------------  ------------
                                Total U.S. Government and Agency Securities                15,674,002    16,007,187
                                                                                         ------------  ------------

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

 RATING      SHARES                                                                          COST         VALUE
---------  -----------                                                                   ------------  ------------
                        COMMON STOCKS - 0.6%
                46,500  Hanover Capital Mortgage Holdings, Inc.                          $    419,081  $    203,437
                                                                                         ------------  ------------

                        NON-CONVERTIBLE PREFERRED STOCKS -- 2.2%
Caa              5,000  Crown American Realty Trust 11.0% Pfd. Series A                       250,000       244,375
                22,200  Redwood Trust, Inc. 9.74% Pfd. Class B                                583,492       577,200
                                                                                         ------------  ------------
                                Total Non-Convertible Preferred Stocks                        833,492       821,575
                                                                                         ------------  ------------


              FACE
             AMOUNT
           -----------
                        SHORT-TERM SECURITIES -- 2.7%
           $   987,464  Norwest U.S. Government Money Market Fund                             987,464       987,464
                                                                                         ------------  ------------
                                Total Investments in Securities                          $ 35,469,710    36,079,691
                                                                                         ------------  ------------
                                                                                         ------------
                        Other Assets Less Liabilities -- 1.3%                                               482,742
                                                                                                       ------------
                                Total Net Assets -- 100%                                               $ 36,562,433
                                                                                                       ------------
                                                                                                       ------------
                                Net Asset Value Per Share                                              $     11.145
                                                                                                       ------------
                                                                                                       ------------

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                      DECEMBER 31, 1998 - QUARTERLY REPORT

                                                                January 15, 1998

Dear Shareholder:

      The yield on our Government Money Market Portfolio ended the year with 7 and 30-day yields of 4.2%.

      The Federal Reserve continued to lower short-term interest rates in the fourth quarter as international events and the possible repercussions to our domestic economy took center stage. For all of 1998, short-term interest rates (which have a direct impact on our portfolio) declined approximately 3/4 percent. Changes by the Fed in monetary policy and the effect such policy has on short-term interest rates will continue to determine the yield on our portfolio going forward.

      We would welcome any questions or comments you may have.

Best regards,
/S/ WALLACE R. WEITZ                      /S/ THOMAS CARNEY

Wallace R. Weitz                          Thomas D. Carney
President, Portfolio Manager              Portfolio Manager

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998
                                  (UNAUDITED)

 RATING    FACE AMOUNT                                                                                    VALUE
---------  -----------                                                                                 ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES -- 94.7%*
AAA        $     5,000  U.S. Treasury Bill 5.232% 1/07/99                                              $      5,000
AAA          1,000,000  Federal Farm Credit Bank Discount Note 5.539% 1/07/99                               999,112
AAA          5,250,000  U.S. Treasury Bill 4.183% 1/14/99                                                 5,242,240
AAA          1,400,000  Federal Home Loan Bank Discount Corp. Note 5.135% 1/15/99                         1,397,278
AAA          7,500,000  Federal Home Loan Bank Discount Corp. Note 5.084% 2/19/99                         7,449,367
AAA          3,000,000  Federal Home Loan Bank Discount Corp. Note 5.114% 2/24/99                         2,977,500
AAA          1,000,000  Federal Home Loan Bank Discount Corp. Note 5.058% 3/12/99                           990,414
AAA          2,500,000  Federal Home Loan Bank Discount Corp. Note 4.862% 3/31/99                         2,470,951
AAA          3,500,000  Federal Farm Credit Bank Discount Note 4.748% 4/19/99                             3,451,910
                                                                                                       ------------
                                Total U.S. Government and Agency Securities                              24,983,772
                                                                                                       ------------

                        SHORT-TERM SECURITIES -- 5.2%
             1,375,957  Norwest Treasury Money Market Fund, 4.081%                                        1,375,957
                                                                                                       ------------
                                Total Investments in Securities (Cost $26,359,729)**                     26,359,729
                                                                                                       ------------
                        Other Assets Less Liabilities -- 0.1%                                                18,543
                                                                                                       ------------
                                Total Net Assets -- 100%                                               $ 26,378,272
                                                                                                       ------------
                                                                                                       ------------

 *Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**Cost is the same for Federal income tax purposes.

             WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO AND
                       GOVERNMENT MONEY MARKET PORTFOLIO
                                YEAR 2000 UPDATE

    Wallace R. Weitz & Company ("Weitz"), investment adviser and administrator for the Weitz Funds has developed a plan to address whether its systems will operate correctly after December 31, 1999. The plan has been reviewed by Weitz's management and by the Board of Directors of Weitz Series Fund, Inc. and Weitz Partners, Inc. Weitz has assigned one employee to take the lead on Year 2000 issues and is also working with a consulting firm to assist in the remediation of hardware and software systems. Regular reports are made to the Board of Directors. Weitz has agreed to commit the resources necessary to address the Year 2000 issue.

    Weitz's local area network is comprised of a single file server and individual workstations with desktop machines, related peripherals and software developed by third parties. Such software is a combination of off-the-shelf applications and accounting or industry specific applications developed by third party vendors. Weitz has no internally developed or modified software applications. Due to the recent growth of the Weitz Funds, Weitz has replaced or expanded the majority of its network. These changes have all been effected with Year 2000 compliance issues in mind. Weitz has been in communication with critical third party service providers who have provided assurances to us that they are either Year 2000 compliant or are in the final stages of testing. As Weitz investigates certain possible changes in third party service providers, we intend to make Year 2000 inquiries and obtain assurances about the Year 2000 readiness of such providers.

    With respect to the companies in which the Weitz Funds invest, Weitz intends to review the disclosure included in regular filings with the Securities and Exchange Commission for certain of those companies in which the funds have a significant investment. In addition, Weitz receives and will continue to receive Y2K readiness information from securities analysts and from certain of the issuing companies themselves. Such information is reviewed as it becomes available. Weitz and the Weitz Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurance of this.